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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 22, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-10702                 34-1531521
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  (State or Other Jurisdiction         (Commission              (IRS Employer
        of Incorporation)             File Number)           Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut            06880
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         (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 12.  Results of Operations and Financial Condition

         As previously reported on a Current Report on Form 8-K filed October 22, 2003, Terex Corporation (the "Company") issued a press release on October 22, 2003 releasing and reviewing the Company's financial results for its fiscal quarter ended September 30, 2003. The press release included as Exhibit 99.1 to that Form 8-K differed from the press release actually issued by the Company, as the Exhibit contained incorrect information in the financial summary tables on the third page with respect to the line item for the Company's EBITDA for the three and nine month periods ended September 30, 2003. EBITDA for the three months ended September 30, 2003 was $59.2 million (reported) and $61.2 million (excluding special items), and EBITDA for the nine months ended September 30, 2003 was $100.1 million (reported) and $199.5 million (excluding special items). A discussion of the use of EBITDA and non-GAAP financial measures is included in the press release.

         Accordingly, the Company attaches the correct copy of its press release, as actually issued by Company, as Exhibit 99.1 to this Form 8-K/A.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press release of Terex Corporation issued on October 22, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 23, 2003


                                                    TEREX CORPORATION


                                                    By:  /s/ Eric I Cohen
                                                         Eric I Cohen
                                                         Senior Vice President